Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended			Six Months Ended
	November 27,	August 28,	November 28,	November 27,	November 28,
	2009	2009	2008	2009	2008
Sales	$322,164	$290,502	$354,562	$612,666	$697,212
Cost of sales	128,542	123,931	154,770	252,473	307,793

Gross profit	193,622	166,571	199,792	360,193	389,419

Operating expenses (income):
Sales and marketing	93,754	84,788	89,920	178,542	177,402
Research and development	41,400	38,968	49,254	80,368	96,401
General and administrative	25,786	21,370	28,652	47,156	53,106
Amortization of intangibles	16,755	17,071	25,060	33,826	50,224
Patent dispute resolution	—	—	—	—	(70,000)
Restructuring charges	1,552	1,133	2,504	2,685	4,501

Operating expenses, net	179,247	163,330	195,390	342,577	311,634

Operating income	14,375	3,241	4,402	17,616	77,785

Interest expense, net	(1,922)	(1,088)	(547)	(3,010)	(1,798)
Other income, net	5,920	11,547	15,899	17,467	28,770

Income before income taxes	18,373	13,700	19,754	32,073	104,757

Income tax provision	1,619	(6,239)	(6,884)	(4,620)	(12,050)

Net income	$19,992	$7,461	$12,870	$27,453	$92,707

Basic and diluted income per share	$0.05	$0.02	$0.03	$0.07	$0.23

Shares used in computing basic per share amounts	392,688	389,774	394,036	391,231	398,462

Shares used in computing diluted per share amounts	403,501	396,266	395,245	399,884	399,658

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	November, 27	May 29,
	2009	2009
ASSETS

Current assets:
Cash and equivalents	$704,079	$545,818
Short term investments	—	98,357
Notes receivable	35,697	40,590
Accounts receivable, net	110,297	112,771
Inventories, net	94,844	90,395
Other current assets	55,307	56,982

Total current assets	1,000,224	944,913

Property & equipment, net	36,805	40,012
Goodwill	609,297	609,297
Intangibles, net	164,931	198,624
Deposits and other assets	23,761	22,511

Total assets	$1,835,018	$1,815,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$81,632	$68,350
Current portion of long-term debt	48,000	48,000
Accrued liabilities and other	427,943	394,103

Total current liabilities	557,575	510,453

Deferred taxes and long-term obligations	40,695	40,729
Long-term debt	64,000	152,000
Stockholders’ equity	1,172,748	1,112,175

Total liabilities and stockholders’ equity	$1,835,018	$1,815,357

3Com Corporation
Reconciliation of Non-GAAP Financial Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE C

	Three Months Ended			Six Months Ended
	November 27,	August 28,	November 28,	November 27,	November 28,
	2009	2009	2008	2009	2008
GAAP operating income	$14,375	$3,241	$4,402	$17,616	$77,785
Restructuring	1,552	1,133	2,504	2,685	4,501
Amortization of intangible assets	16,755	17,071	25,060	33,826	50,224
Patent dispute resolution [a]	—	—	—	—	(70,000)
Acquiree expensed acquisition costs [c]	4,552	—	—	4,552	—
Stock-based compensation expense [b]	6,233	4,885	5,638	11,118	12,080
TippingPoint special admin costs [d]	—	—	800	—	800

Non-GAAP operating income	$43,467	$26,330	$38,404	$69,797	$75,390

GAAP operating profit margin	4.5%	1.1%	1.2%	2.9%	11.2%
Restructuring	0.5%	0.4%	0.7%	0.4%	0.6%
Amortization of intangible assets	5.2%	5.9%	7.1%	5.5%	7.2%
Patent dispute resolution [a]	—	—	—	—	-10.0%
Stock-based compensation expense [b]	1.4%	—	—	0.8%	—
Acquiree expensed acquisition costs [c]	1.9%	1.7%	1.6%	1.9%	1.7%
TippingPoint special admin costs [d]	—	—	0.2%	—	0.1%

Non-GAAP operating profit margin	13.5%	9.1%	10.8%	11.4%	10.8%

GAAP net income	$19,992	$7,461	$12,870	$27,453	$92,707
Restructuring	1,552	1,133	2,504	2,685	4,501
Amortization of intangibles	16,755	17,071	25,060	33,826	50,224
Patent dispute resolution [a]	—	—	—	—	(70,000)
Stock-based compensation expense [b]	6,233	4,885	5,638	11,118	12,080
Acquiree expensed acquisition costs [c]	4,552	—	—	4,552	—
TippingPoint special admin costs [d]	—	—	800		800
Tax adjustment related to resolution of 2008 tax rate in PRC [e]	(10,801)	—	—	(10,801)	—

Non-GAAP net income	$38,283	$30,550	$46,872	$68,833	$90,312

GAAP net income per share	$0.05	$0.02	$0.03	$0.07	$0.23
Restructuring	0.00	0.00	0.01	0.01	0.01
Amortization of intangibles	0.04	0.04	0.06	0.08	0.13
Patent dispute resolution [a]	—	—	—	—	(0.17)
Stock-based compensation expense [b]	0.02	0.02	0.02	0.03	0.03
Acquiree expensed acquisition costs [c]	0.01	—	—	0.01	—
TippingPoint special admin costs [d]	—	—	0.00	—	0.00
Tax adjustment related to resolution of 2008 tax rate in PRC [e]	(0.03)	—	—	(0.03)	—

Non-GAAP net income per share, diluted	$0.09	$0.08	$0.12	$0.17	$0.23

Shares used in computing diluted per share amounts	403,501	396,266	395,245	399,884	399,658

[a]	Resolution of Realtek patent dispute.

[b]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended			Six Months Ended
	November 27,	August 28,	November 28,	November 27,	November 28,
	2009	2009	2008	2009	2008
Cost of sales	591	540	562	1,131	1,320
Sales and marketing	2,081	1,590	1,613	3,671	3,371
Research and development	423	476	893	899	1,777
General and administrative	3,138	2,279	2,570	5,417	5,612

[c]	These expenses relate to the proposed acquisition of the Company in November 2009.

[d]	Costs incurred in the second quarter of fiscal 2009 to facilitate operation of TippingPoint as a more autonomous business.

[e]	We recorded a favorable tax adjustment, reflecting final resolution of our calendar year 2008 tax rate in China.

Additional Financial Data
(in thousands)
(unaudited)
TABLE D
Sales by Geography (a)

	Three Months Ended			Six Months Ended
	November 27,	August 28,	November 28,	November 27,	November 28,
	2009	2009	2008	2009	2008
China	$168,949	$146,362	$192,851	$315,311	$360,378
North America	53,770	51,669	49,130	105,439	101,161
Europe, Middle East and Africa	52,853	49,050	58,989	101,903	128,366
Asia Pacific Rim (ex-China)	22,443	25,246	27,188	47,689	57,297
Latin and South America	24,149	18,175	26,404	42,324	50,010

Total Sales	$322,164	$290,502	$354,562	$612,666	$697,212

(a)	All non-OEM sales are reported in geographic categories based on the location of the end customer. Sales to OEM customers are included in the geographic categories are based upon the hub locations of OEM partners.
Sales by Product Category

	Three Months Ended			Six Months Ended
	November 27,	August 28,	November 28,	November 27,	November 28,
	2009	2009	2008	2009	2008
Switches and routers	$213,550	$195,211	$256,584	$408,761	$510,760
Other networking equipment	50,428	42,395	43,515	92,823	84,632
Security (b)	46,049	41,052	42,790	87,101	79,129
Services	12,137	11,844	11,673	23,981	22,691

Total Sales	$322,164	$290,502	$354,562	$612,666	$697,212

(b)	Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended August 28, 2009							Three Months Ended November 27, 2009							Six Months Ended November 27, 2009
				TippingPoint							TippingPoint							TippingPoint
				Security Business							Security Business							Security
	Networking Business [a]			[b]				Networking Business [a]			[b]				Networking Business [a]			Business [b]
	China-Based		Central		Eliminations /			China-Based		Central		Eliminations /					Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other		Total	Business	Rest of World	Functions	TippingPoint	Other		Total	China	Rest of World	Functions	TippingPoint	Other	Total
Sales	$152,013	$107,202	$—	$32,596	$(1,309)[c]		$290,502	$169,297	$119,259	$—	$35,870	$(2,262)[c]		$322,164	$321,310	$226,461	$—	$68,466	$(3,571)[c]	$612,666
Standard margin	104,900	62,995	—	27,772	(540)[d]		195,127	115,197	73,525	—	30,112	(591)[d]		218,243	220,097	136,520	—	57,884	(1,131)[d]	413,370
Direct sales and marketing expenses	35,039	23,327	—	11,028	1,590	[d]	70,984	39,372	25,982	—	12,754	2,081	[d]	80,189	74,411	49,309	—	23,782	3,671 [d]	151,173

Segment contribution profit (loss)	69,861	39,668	—	16,744	(2,130)		124,143	75,825	47,543	—	17,358	(2,672)		138,054	145,686	87,211	—	34,102	(4,802)	262,197

Research and development expenses	—	—	32,177	6,315	476	[d]	38,968	—	—	34,843	6,134	423	[d]	41,400	—	—	67,020	12,449	899 [e]	80,368

Segment income	—	—	—	10,429	—			—	—	—	11,224	—			—	—	—	21,653	—

Other operating expenses			56,047	5,404	20,483	[e]	81,934			52,448	3,834	25,997	[e]	82,279			108,495	9,238	46,480	164,213

Operating income							$3,241							$14,375						$17,616

	Three Months Ended August 29, 2008							Three Months Ended November 28, 2008							Six Months Ended November 28, 2008
				TippingPoint							TippingPoint							TippingPoint
				Security Business							Security Business							Security
	Networking Business [a]			[b]				Networking Business [a]			[b]				Networking Business [a]			Business [b]
	China-Based		Central		Eliminations			China-Based		Central		Eliminations					Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	/ Other		Total	Business	Rest of World	Functions	TippingPoint	/ Other		Total	China	Rest of World	Functions	TippingPoint	Other	Total
Sales	$175,397	$140,314	$—	$28,199	$(1,260)[c]		$342,650	$199,815	$125,688	$—	$31,016	$(1,957)[c]		$354,562	$375,212	$266,002	$—	$59,215	$(3,217)[c]	$697,212
Standard margin	115,527	82,253	—	23,396	(758)[d]		220,418	131,901	71,861	—	25,278	(562)[d]		228,478	247,428	154,114	0	48,674	(1,320)[d]	448,896
Direct sales and marketing expenses	33,600	28,152	—	10,073	1,758	[d]	73,583	36,513	25,742	—	11,918	1,613	[d]	75,786	70,113	53,894	—	21,991	3,371 [d]	149,369

Segment contribution profit (loss)	81,927	54,101	—	13,323	(2,516)		146,835	95,388	46,119	—	13,360	(2,175)		152,692	177,315	100,220	—	26,683	(4,691)	299,527

Research and development expenses	—	—	39,317	6,946	884	[d]	47,147	—	—	41,712	6,649	893	[d]	49,254	—	—	81,029	13,595	1,777 [e]	96,401

Segment income	—	—	—	6,377	—			—	—	—	6,711	—			—	—	—	13,088	—

Other operating expenses (income)			60,022	6,080	(39,797	) [e]	26,305			61,029	7,073	30,934	[e]	99,036			121,051	13,153	(8,863)	125,341

Operating income							$73,383							$4,402						$77,785

[a]	Our networking Business consists of two regionally based reporting segments: China-Based Business and Rest of World. We measure profitability in these segments at a segment contribution profit level. Segment contribution profit is defined as standard margin less segment direct sales and marketing expenses. Standard margin for these regions is defined as sales less standard costs of sales, such as product costs. Central function costs include other cost of sales and centralized operating expenses such as supply chain, research and development, indirect sales and marketing support and general and administrative costs that are not allocated to the China-Based Business and Rest of World reporting segments.

[b]	Our TippingPoint Security business segment’s profitability is measured on segment income. This measure includes standard margin less direct sales and marketing expenses and research and development expenses.

[c]	Eliminations for inter-company sales during the respective periods between our networking business segments, on one hand, and our TippingPoint segment on the other hand.

[d]	Includes stock-based compensation.

[e]	Includes: stock-based compensation, amortization, and restructuring in all periods and patent dispute resolution proceeds where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Six Months Ended
	November 27,	November 28,
	2009	2008
Cash flows from operating activities:
Net income	$27,453	$92,707
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	44,767	65,113
Loss on property and equipment disposals	213	891
Stock-based compensation expense	11,118	12,080
Deferred income taxes	(12,108)	(2,521)
Change in assets and liabilities:
Accounts and notes receivable	7,445	(63,970)
Inventories	(3,316)	(25,478)
Other assets	8,002	1,056
Accounts payable	14,494	63
Other liabilities	37,033	16,152

Net cash provided by operating activities	135,101	96,093

Cash flows from investing activities:
Proceeds from maturities and sales of investments	98,661	—
Purchase of property and equipment	(7,414)	(11,425)
Proceeds from sale of property and equipment	39	150

Net cash provided by (used in) investing activities	91,286	(11,275)

Cash flows from financing activities:
Issuances of common stock	21,516	2,848
Repurchases of common stock	(2,242)	(50,574)
Repayment of long term debt	(88,000)	(88,000)

Net cash provided by (used in) financing activities	(68,726)	(135,726)

Effects of exchange rate changes on cash and equivalents	600	8,051

Net change in cash and equivalents during period	158,261	(42,857)
Cash and equivalents, beginning of period	545,818	503,644

Cash and equivalents, end of period	$704,079	$460,787